UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 15, 2011
Bank of Commerce Holdings

California	0-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1901 Churn Creek Road Redding, California		96002

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (530) 772-3955
N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b), (c), (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the regularly scheduled Board of Directors meeting held on March 15, 2011, Samuel D. Jimenez was promoted to Executive Vice President and Chief Financial Officer of the Company. Mr. Jimenez was born in 1964 and has been Senior Vice President and Chief Financial Officer and Principal Accounting Officer since May 1, 2009. Prior to becoming CFO, he served beginning in September 2003 as Senior Vice President and Director of Risk Management of Redding Bank of Commerce. Prior to that, he was a Federal Deposit Insurance Examiner from 1992 — 2003. Mr. Jimenez is a Certified Public Accountant.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2011	By:	/s/ Linda J. Miles
Linda J. Miles Executive Vice President and
Chief Operating Officer

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